Exhibit 10.1

PROVIDENCE OF BRITISH COLUMBIA	Ministry of Energy and Mines, Energy and Minerals Division - Mineral Titles Branch
RECORD OF 4 POST CLAIM
Mineral Tenure Act, Section 27

Mining Division	Tenure No.

Gold Commissioner	Date of Record

APPLICATION TO RECORD A 2 POST CLAIM

I, Gerald Gallissant, Name of Locator, 783 MacCleave Ave, Penticton, British Columbia, V2A 3C4, (250) 492-2959, Client Number 109141, Agent for Self, hereby apply for a record of a 4 post claim for the location as outlined on the attached copy of mineral titles reference map No. 92J 16W, in the Lillooet Mining Division.

ACCESS

Describe how you gained access to the location; include references to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

The LCP is located 3900 M west of Rex peak. Access was gained by driving up Marshall lake road for 5km and walking up Hog creek for 1.5km.

GPS Co-ordinates taken of posts: Yes [ ] No [x] If yes, complete information chart on reverse.

TAG INFORMATION

I have securely fastened the metal identification tag embossed "LEGAL CORNER POST" to the legal corner post (or witness post) and impressed this information on the tag:

TAG NO. 237056
CLAIM NAME	Gold Ledge
LOCATOR	Gerald Gallissant
FMC No.	109141
AGENT FOR	Self
DATE COMMENCED	December 30, 2003
TIME	12:04 pm
DATE COMPLETED	0 meters
TIME	500 meters

NUMBER OF CLAIM UNITS
N	6	S	E	3	W

IDENTIFICATION POSTS NOT PLACED were 1N, 2N, 3N, 4N, 5N, 6N, 1E6N, 2E6N, 3E6N, 3E5N, 3E4N, 3E3N, 3E2N, 3E1N, 3E, 2E, 1E because of hazardous conditions and the presence of cliffs.

* If witness post was placed for the legal corner post:
Bearing from witness post to true position of legal corner post is _______ degrees, at a distance of ___________ metres.

Bearing from Indentification post to witness post is _______ degrees, at a distance of _______ metres.

NOTE:   Legal corner post can be witnessed only if it was not feasible to place any posts.

ACKNOWLEDGMENTS

I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all other corner posts (and witness and identification post if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the tags affixed to the applicable post when located this claim, and this information is true and correct.

/s/ Gerald Gallissant	[FILE STAMP]
Signature of Locator